                       Securities and Exchange Commission
                              Washington, DC 20549





                                    FORM 8-K

                                 Current Report





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported) - November 19, 1997




                         Minnesota Power & Light Company

                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                             Duluth, Minnesota 55802
                           Telephone - (218) 722-2641

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                         Minnesota Power & Light Company

                                      Index


Item 7.  Financial Statements and Exhibits

         Financial Statements

            None



         Exhibits

            12 - Computation of Ratios of Earnings to Fixed Charges and Supplemental Ratios of Earnings to Fixed Charges.

                                      -1-

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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               Minnesota Power & Light Company
                                             -----------------------------------
                                                        (Registrant)





November 19, 1997                                       D. G. Gartzke
                                             -----------------------------------
                                                        D. G. Gartzke
                                                Senior Vice President - Finance
                                                  and Chief Financial Officer


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